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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          May 15, 1996
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                            Lufkin Industries, Inc.
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            (Exact name of registrant as specified in its charter)

           Texas                                              75-0404410
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(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)         Identification No.)

601 South Raguet, Lufkin, Texas                                75902-0849
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code           409-637-5555
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Item 5.  Other Events
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     On May 15, 1996, the Board of Directors of Lufkin Industries, Inc. (the
"Company") declared a dividend distribution of one right (the "Rights") for each outstanding share of common stock, $1.00 par value per share, of the Company to shareholders of record at the close of business on May 31, 1996. The terms of the Rights are set forth in a Rights Agreement, and Exhibits thereto (the "Rights Agreement"), entered into between the Company and Lufkin National Bank, as Rights Agent, dated as of May 15, 1996, attached hereto as Exhibit 4.01. Except as set forth in the Rights Agreement, each Right, when exercisable, entitles the registered holder thereof initially to purchase from the Company one share of Common Stock of the Company, at an exercise price of $75.00, subject to adjustment.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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   Exhibit 4.01    Rights Agreement between Lufkin Industries, Inc. and
                   Lufkin National Bank, as Rights Agent, dated as of May 15, 1996, including Form of Rights Certificate (Exhibit A) and Summary of Common Stock Purchase Rights (Exhibit B).
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 15, 1996                     By:  /s/ C. James Haley, Jr.
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                                           Name:  C. James Haley, Jr.
                                           Title:  Secretary -- Treasurer